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                                                                      Exhibit 1

                             BOYD GAMING CORPORATION

                               5,337,786 Shares(1)

                                  Common Stock

                                ($.01 par value)

                             Underwriting Agreement

                                                              New York, New York
                                                              September , 1996

Salomon Brothers Inc
Goldman, Sachs & Co.
Montgomery Securities
Raymond James & Associates, Inc.
As Representatives of the several Underwriters,

c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

         Boyd Gaming Corporation, a Nevada corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 4,000,000 shares of Common Stock, $.01 par value ("Common Stock"), of the Company and the persons named in Schedule II hereto (the "Selling Stockholders") propose to sell to the Underwriters an aggregate of 1,337,786 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively being hereinafter called the "Underwritten Securities"). The Company and certain Selling Stockholders also propose to grant to the Underwriters options to purchase an aggregate of up to 730,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

- --------

         (1)Plus options to purchase from Boyd Gaming Corporation and certain Selling Stockholders an aggregate of up to 730,000 additional shares to cover over-allotments.




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                  1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-05521) on such Form, including a related Preliminary Prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause
         (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein;

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date




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         on which shares sold in respect of the Underwriters' over-allotment option are purchased, if such date is not the Closing Date (the "Settlement Date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and the Settlement Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto);

                  (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Gaming Authority" shall mean any of the Nevada Gaming Commission, the Nevada Gaming Control Board, the Mississippi Gaming Commission, the Mississippi State Tax Commission, the Missouri Gaming Commission, the National Indian Gaming Commission, the Bureau of Indian Affairs, the Illinois Gaming Board and any other agency (including, without limitation, any agency established by a federally-recognized Indian tribe to regulate gaming on such tribe's reservation) which has, or may at any time have, jurisdiction over the gaming activities of the Company or any of its




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         subsidiaries or any successor to such authority. "Preliminary
         Prospectus" shall mean any preliminary prospectus referred to in paragraph (a)(i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a)(i) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. For purposes of this Section 1, "knowledge" of any part with respect to any fact shall mean, unless otherwise specified, both that such party has actual knowledge of such fact and that after due inquiry, such party has no reason to believe to the contrary;




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                  (iv) The Company and its subsidiaries possess such licenses, certificates, authorizations, approvals, franchises, permits or other rights (including all building permits and all authorizations from any applicable Gaming Authority) issued by the appropriate Federal, state or other governmental agencies or bodies as are currently necessary (A) to conduct the business now operated by it, (B) to execute, deliver and perform this Agreement and (C) to consummate the transactions contemplated hereby. Except as described in the Registration Statement, neither the Company nor any of its subsidiaries has received any notice of proceedings or has any reason to believe proceedings are pending or contemplated, relating to the revocation or modification of any such license, certificate, authorization, approval, franchise, permit or other right which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole; except as described in the Registration Statement, to the best knowledge of the Company, neither any Gaming Authority nor any other governmental agencies are investigating the Company or any related party, other than in ordinary course administrative reviews or in any ordinary course review of the transactions contemplated hereby;

                  (v) The Company and its subsidiaries have good and marketable title in fee simple to, or valid and enforceable leasehold interests in, all real property or interests in real property, and all material personal property, owned or leased by them (to the extent described in the Registration Statement as being owned or leased by them) (subject, as to enforcement of remedies, to applicable bankruptcy, moratorium or other laws affecting creditors' rights generally from time to time in effect and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief) in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as do not materially affect the aggregate value of such property and interests taken as a whole and do not interfere with the use made and proposed to be made of such property and interests by the Registrants or any of




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         their subsidiaries; and all real and all material personal properties held under lease by the Company or any of its subsidiaries are held by each of them under valid and enforceable leases (subject, as to enforcement of remedies, to applicable bankruptcy, moratorium or other laws affecting creditors' rights generally from time to time in effect and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief) and the interests of the Company or any subsidiary, as the case may be, in such leases are free and clear of all material liens, encumbrances and defects, and no consent or waiver need be obtained under such leases in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, in each case except as disclosed in the Prospectus. The Company and its subsidiaries are in compliance in all material respects with the terms and conditions of such leases, and such leases are in full force and effect; and

                  (vi) The Securities to be sold by the Company have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange. The Securities to be sold by the Selling Stockholders have been duly authorized for listing on the New York Stock Exchange.

                  (b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, each Underwriter that:

                  (i) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever, including, without limitation, any claim or interest another Selling Stockholder may have in such Securities.

                  (ii) The sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any adverse information concerning the Company or any of




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         its subsidiaries which is not set forth in the Prospectus or in any supplement thereto.

                  (iii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (iv) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Power of Attorney and Custody Agreement executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Power of Attorney and Custody Agreement") with William S. Boyd, Ellis Landau and Keith Smith, as Custodians and Attorneys-in-Fact (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters, the Company and the other Selling Stockholders; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Power of Attorney and Custody Agreement, are not subject to termination by any acts of such Selling Stockholder or the occurrence of any other event, including, without limitation, the commencement of any bankruptcy, insolvency or similar proceedings involving any Selling Stockholder; and if any such death, disability, legal incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Power of Attorney and Custody Agreement as if such death, disability, legal incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, disability, legal incapacity or other event.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may




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         have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                  (vi) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder nor the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture, loan or security agreement or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

                  In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information ("Stockholder Information") furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby represents and warrants to the Underwriters that the Stockholder Information as set forth in the Registration Statement on the Effective Date did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and as set forth on the Effective Date, the Closing Date and the Settlement Date in the Prospectus did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Underwriter acknowledges that the statements set forth under the heading "Principal and Selling Stockholders" in the Registration Statement and the Prospectus, as such statements relate to each Selling Stockholder, constitute the only Stockholder Information furnished in writing by or on behalf of such Selling Stockholder for inclusion in the Registration Statement and the Prospectus, and such Selling Stockholder confirms that such Stockholder Information is correct.




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                  (c) Each Selling Stockholder that is an executive officer or director of the Company, severally and not jointly, represents and warrants to, and agrees with, each Underwriter that such Selling Stockholder (i) has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, (ii) is familiar with the Registration Statement and (iii) has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has materially adversely affected or may reasonably be expected to materially adversely affect the business of the Company or any of its subsidiaries; provided, however, that the representations in clauses (i) and
(ii) of this paragraph 1(c) shall not be construed as imposing on such Selling Stockholder the duty to independently investigate or verify the statements made therein.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders (collectively, the "Sellers" and, individually, a "Seller") agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase
from the Sellers, at a purchase price of $[     ] per share, the amount of the
Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 600,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, certain Selling Stockholders specified in Schedule II of this Agreement hereby grant options to the several Underwriters to purchase, severally and not jointly, up to 130,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said options may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said options may be exercised in whole or in part (but not more than once) at any time on or before the 30th day after the date of the Prospectus upon written or




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telegraphic notice by the Representatives to the Company and the Custodian
setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the options and the Settlement Date. Delivery of certificates for the shares of Option Securities by the Company and the Selling Stockholders, and payment therefor to the Company and the Selling Stockholders, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in
Section 2(b) hereof shall have been exercised on or before the second business day prior to the Closing Date) shall be made at 10:00 a.m., New York City time,
on [           ], 1996 or such later date (not later than [            ], 1996)
as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and by each of the Selling Stockholders to or upon the order of the Company and the Selling Stockholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for such Underwritten Securities and the Option Securities, shall be made at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.




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                  The Company and the Selling Stockholders agree to have the
Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. New York City time on the business day prior to the Closing Date.

                  Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                  If the option provided for in Section 2(b) hereof is exercised after the second business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at Salomon Brothers Inc, Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall be within two business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company and the Selling Stockholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option Securities occurs after the Closing Date, the Company and the Selling Shareholders will deliver to the Representatives on the Settlement Date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. (a) The Company agrees with the several Underwriters that:

                  (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the




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         offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without the prior consent of the Representatives. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (A) prepare and file with the Commission, subject to the second




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         sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (B) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which need not be audited but which will satisfy the provisions of
         Section 11(a) of the Act and Rule 158 under the Act.

                  (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production (excluding, except in the case of blue sky fees and expenses, the fees and expenses of counsel to the Underwriters) of all documents relating to the offering.

                  (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., ("NASD") in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or take any action that would subject it to service of process in suits (other than those arising out of the offer and sale of the Securities) in any jurisdiction in which it is not now so subject.

                  (vi) The Company and its subsidiaries will not, for a period of 120 days following the Execution Time, without the prior written consent of Salomon Brothers

         Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, or cause to be registered or announce the registration or intended registration of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock and grant options pursuant to any employee or director stock option plan, stock ownership plan, stock purchase plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of options outstanding at the Execution Time).

                  (vii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way at any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (viii) The Company, during the period when the Prospectus is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act subsequent to the time the Registration Statement becomes effective.

                  (b) Each Selling Stockholder agrees with the several Underwriters that such Selling Stockholder will not, during the period of 120 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, or exercise any registration rights with respect to, cause to be registered or announce the registration or intended registration of, any other shares of Common Stock beneficially owned by such person or by another Selling Stockholder, or any securities convertible into, or exchangeable for, shares of Common Stock, other than shares of Common Stock disposed of (i) as bona fide gifts, or (ii) by the laws of testamentary or intestate descent.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or
         (ii) 12:00 Noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Morrison & Foerster LLP, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) each of the Company and its material subsidiaries
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its jurisdiction, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein the Company or any of its material subsidiaries owns or leases material properties or conducts material business (except in those jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole);

                         (ii) all the outstanding shares of capital stock of the
                  Company and its material subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                       (iii) the Company's authorized equity capitalization is
                  as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the Securities to be sold by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been duly authorized for listing, subject in the case of the Securities to be sold by the Company to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to such counsel's knowledge, other rights to subscribe for the Securities;

                         (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed therein, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                           (v) the Registration Statement has become effective
                  under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements (including the notes thereto), supporting schedules and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                         (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                       (vii) no consent, approval, authorization or order of any
                  court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained and such as may be required under the gaming laws of the States of Nevada, Mississippi, Missouri, Louisiana or

                  Illinois and federal laws related to gaming on Indian lands;

                     (viii) neither the issue and sale of the Securities, nor
                  the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or the terms of any other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                         (ix) to the knowledge of such counsel, no holders of
                  securities of the Company or any subsidiary have rights to the registration of such securities under the Registration Statement.

                  In addition, such counsel shall state that, based upon conferences with the Company's representatives and the Company's accountants concerning the Registration Statement and the Prospectus, and such counsel's consideration of the matters required to be stated therein and the statements contained therein (although such counsel may state that it has not independently verified the accuracy, completeness or fairness of such statements), nothing has come to such counsel's attention that leads such counsel to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (other than the financial statements (including the notes thereto), supporting schedules and other financial and statistical information contained therein as to which such counsel need express no opinion) or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements (including the notes thereto), supporting schedules and other financial and statistical information contained therein as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the States of California and New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Selling Stockholders shall have furnished to the Representatives the opinion of McDonald Carano Wilson McCune Bergin Frankovich & Hicks LLP, counsel for the Selling Stockholders, dated the Closing Date, to the effect that:

                           (i) this Agreement and the Power of Attorney and
                  Custody Agreement have been duly executed and delivered by the Selling Stockholders, the Power of Attorney and Custody Agreement is valid and binding on the Selling Stockholders and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Power of Attorney and Custody Agreement the Securities being sold by such Selling Stockholder hereunder;

                         (ii) assuming the Underwriters have purchased the
                  Securities in good faith and without notice of any adverse claim, upon the delivery by each Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, the several Underwriters will have acquired such Securities free and clear of all liens, encumbrances, equities and claims whatsoever, including, without limitation, any claim or interest another Selling Stockholder may have in such Securities;

                           (iii) to the best knowledge of such counsel, no
                  consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such Opinion) as have been obtained; and

                         (iv) to the best knowledge of such counsel, neither the
                  sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or loan or security agreement or other agreement or instrument known to such counsel and to which any Selling Stockholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California and New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders and public officials.

                  References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Registrants shall have furnished to the Representatives the opinion of McDonald Carano Wilson

         McCune Bergin Frankovich & Hicks LLP, Nevada counsel for the Registrants, dated the Closing Date, to the effect that:

                           (i) the information contained in the Prospectus under
                  the caption "Risk Factors--Governmental Gaming Regulation", "Risk Factors--Uncertainties of Consummation of the Par-A-Dice Acquisition and Development of Sam's Town Reno and the Atlantic City Project", "Risk Factors--Environmental Risks", "Business-- Development Projects--Sam's Town Reno", "Risk Factors--Certain Anti-Takeover Effects" and "Description of Capital Stock--Nevada Legislation", to the extent that it constitutes matters of Nevada law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                         (ii) other than those arising under State securities
                  laws, no authorization, approval, consent or order of any Nevada court or governmental authority or agency (including the Nevada Gaming Commission, the Nevada State Gaming Control Board and the Clark County Liquor and Gaming Licensing Board and any other gaming or similar governmental or regulatory authority of the State of Nevada or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters, or in connection with the Guaranties, except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

                  (e) The Company shall have furnished to the Representatives the opinion of Watkins Ludlum & Stennis, P.A., Mississippi counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the information contained in the Prospectus under
                  the caption "Risk Factors-- Governmental Gaming Regulation", "Risk Factors-- Environmental Risks", "Risk
                  Factors--Uncertainties of Consummation of the Par-A-Dice Acquisition and

                  Development of Sam's Town Reno and the Atlantic City Project", "Risk Factors--Management Agreements of Limited Duration" and "Business-- Development Projects--Sam's Town Reno", to the extent that it constitutes matters of Mississippi or Indian law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                         (ii) other than those arising under State securities
                  laws, no authorization, approval, consent or order of any Mississippi court or the Mississippi Gaming Commission or any other gaming or other governmental or regulatory authority of the State of Mississippi or any political subdivision thereof or of the National Indian Gaming Commission or any other agency, department or regulatory body of the Federal government having jurisdiction over gaming on Indian lands or in the State of Mississippi is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

                  (f) The Company shall have furnished to the Representatives the opinion of Stinson, Mag & Fizzell, P.C., Missouri counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the information contained in the Prospectus under
                  the caption "Risk Factors-- Governmental Gaming Regulation" and "Risk Factors--Environmental Risks", to the extent that it constitutes matters of Missouri law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                         (ii) other than those arising under State securities
                  laws, no authorization, approval, consent or order of any Missouri court or governmental authority or agency (including the Missouri Gaming Commission, the Missouri State

                  Gaming Control Board and the Clay County Liquor and Gaming Licensing Board and any other gaming or similar governmental or regulatory authority of the State of Missouri or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (f) include any supplements thereto at the Closing Date.

                  (g) The Company shall have furnished to the Representatives the opinion of McGlinchey Stafford & Lang, Louisiana counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the information contained in the Prospectus under
                  the caption "Risk Factors-- Governmental Gaming Regulation", and "Risk Factors--Environmental Risks" to the extent that it constitutes matters of Louisiana law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                         (ii) other than those arising under State securities
                  laws, no authorization, approval, consent or order of any Louisiana court or governmental authority or agency (including the Louisiana Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Louisiana or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (g) include any supplements thereto at the Closing Date.

                  (h) The Company shall have furnished to the Representatives the opinion of Freeborn & Peters, Illinois counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the information contained in the Prospectus under
                  the caption "Risk Factors-- Governmental Gaming Regulation", "Risk Factors--Environmental Risks", "Risk Factors-- Uncertainties of Consummation of the Par-A-Dice Acquisition and Development of Sam's Town Reno and the Atlantic City Project", "Risk Factors--Competition" and "Business-- Development Projects--Par-A-Dice Acquisition", to the extent that it constitutes matters of Illinois law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                         (ii) other than those arising under State securities
                  laws, no authorization, approval, consent or order of any Illinois court or governmental authority or agency (including the Illinois Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Illinois or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (h) include any supplements thereto at the Closing Date.

                  (i) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (j) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the

         Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                         (ii) no stop order suspending the effectiveness of the
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                       (iii) since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no development which could reasonably be expected to result in a material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus (exclusive of any supplement thereto).

                  (k) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by or on behalf of such Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                  (l) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                         (ii) on the basis of a reading of the latest unaudited
                  financial statements made available by the Company; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committee of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis consistent with the audited financial statements included in the Registration Statement and the Prospectus; or

                                    (2) with respect to the period subsequent to
                           June 30, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or decreases in the stockholders' equity of the Company, in each case as compared with the amounts shown on the June 30, 1996, consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1996, to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues, operating income, or income before provision for income taxes, cumulative effect of a change in accounting principle and extraordinary item, or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Representatives; and

                       (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated in the Prospectus and Registration Statement agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                         (iv) on the basis of a reading of the unaudited pro
                  forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (l) include any supplement thereto at the date of this letter.

                  (m) At the Execution Time and at the Closing Date, Coopers & Lybrand LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules of Par-A-Dice Gaming Corporation ("Par-A-Dice") included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                         (ii) on the basis of a reading of the latest unaudited
                  financial statements made available by Par-A-Dice, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors and executive committee of Par-A-Dice, and inquiries of certain officials of Par-A-Dice who have responsibility for financial and accounting matters of Par-A-Dice, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated by reference in the

                           Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis consistent with audited financial statements included in the Registration Statement and the Prospectus; or

                                    (2) with respect to the period subsequent to
                           March 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of Par-A-Dice or decreases in the stockholders' equity of Par-A-Dice, in each case as compared with the amounts shown on the March 31, 1996 consolidated balance sheet incorporated in the Registration Statement and the Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in operating revenues, operating income, or income before provision for state income taxes, cumulative effect of a change in accounting principle and extraordinary item, or in total amounts of net income of Par-A-Dice, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Par-A-Dice as to the significance thereof unless such explanation is not deemed necessary by the Representatives; and

                       (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Par-A-Dice) agrees with the accounting records of Par-A-Dice, excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (m) include any supplement thereto at the date of the letter.

                  (n) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs
         (l) and (m) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (o) Subsequent to the Execution Time, there shall not have been any decrease in the rating of the debt securities of the Company or any subsidiary by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (p) Prior to or at the Closing Date, the Representatives shall have received evidence, in form and substance satisfactory to the Representatives, that the New Bank Credit Facility (as defined in the Prospectus) has been executed and is in effect.

                  (q) Prior to or at the Closing Date, the Representatives shall have received evidence, in form and substance satisfactory to the Representatives, that any indebtedness pursuant to the Reducing Revolving Loan Agreement dated as of October 16, 1995 among Boyd Kansas City, Inc. and Bank of America, Bank of Scotland, et al., has been paid and discharged and that such credit facility is no longer in effect.

                  (r) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company and each of the Selling Stockholders in writing or by telephone confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the offices of Cravath, Swaine & Moore at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. (a) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform an agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, such Selling Stockholder shall reimburse the Company on demand for all amounts so paid.

                  (b) The Company agrees to be liable for the payment of all the costs of the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto and the Preliminary Prospectus, the Prospectus and any amendments or supplements to the Prospectus; the costs of distributing the Registration Statement as originally filed and each amendment and any post-effective amendments thereof (including exhibits), any Preliminary Prospectus and the Prospectus and any amendments or supplements to the Prospectus as provided in this Agreement; the costs of word processing this Agreement and any selling agreements; the cost of filings with the National Association of Securities Dealers, Inc. ("NASD"), including the filing fee, and the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions in the United States as provided for herein and of preparing and printing Blue Sky memoranda (including fees and expenses of counsel to the Underwriters related to such Blue Sky qualification and preparation); and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that except as otherwise provided in this Section 7, the Underwriters shall pay all of their own costs and expenses, including the fees and expenses of their counsel and any additional stock transfer taxes involved in further transfers of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the

Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and (ii) such indemnity with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and such untrue statement or omission of a material fact contained in the Preliminary Prospectus was completely corrected in the Prospectus. This indemnity agreement will be in addition to any liability which any of the Registrants may otherwise have.

                  (b) The Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only, in the case of each of the foregoing, with reference to written information furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) no Selling Stockholder will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, (ii) such indemnity with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and such untrue statement or omission of a material fact contained in the Preliminary Prospectus was completely corrected in the Prospectus and (iii) in no case shall the liability of any Selling Stockholder under this Section 8(b) exceed the aggregate public offering price of the Securities sold by such Selling Stockholder to the Underwriters (before deducting expenses) minus the underwriting discounts or commissions paid thereon to the Underwriters by such Selling Stockholder. This indemnity agreement will be in addition to any liability which any of the Selling Stockholders may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each person who controls the Company or a Selling Stockholder within the meaning of either the Act or the Exchange Act, and each Selling Stockholder, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

                  (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in material prejudice to the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel and local counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or to other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholders, and each of the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder; provided, further, however, that in no case shall any Selling Stockholder be responsible for any amount in excess of the aggregate public offering price of the Securities sold by such Selling Stockholder to the Underwriters (before deducting expenses) minus the underwriting discounts or commissions paid thereon to the Underwriters by such Selling Stockholder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholders, severally and not jointly, and the Underwriters, severally and not jointly, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Stockholders or the Underwriters. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or a Selling Stockholder within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048, telecopier (212) 783-4868, attention of Mr. Scott Henry; or, if sent to the Company or the Selling Stockholders, will be mailed, delivered or telecopied and confirmed to it or them at 2950 So. Industrial Road, Las Vegas, Nevada 89109, telecopier
(702) 792-7313, attention of the legal department.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of law.

                  15. Counterparts. This Agreement may be executed in one or more of counterparts, each of which shall constitute an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                                        Very truly yours,

                                        BOYD GAMING CORPORATION,

                                          by
                                            ____________________________________
                                                 Name:
                                            Title:

                                        SELLING STOCKHOLDERS,

                                          by
                                            ____________________________________
                                                 Name:

                                            Title:            Custodian and
                                                              Attorney-in-Fact
                                                              for the Selling
                                                              Stockholders
                                                              named in
                                                              Schedule II to
                                                              this Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SALOMON BROTHERS INC
GOLDMAN, SACHS & CO.
MONTGOMERY SECURITIES
RAYMOND JAMES & ASSOCIATES

  by SALOMON BROTHERS INC

    by
      ________________________
           Name:
          Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement

                                   SCHEDULE I

                                                                  Number of
                                                                  Shares of
                                                                 Underwritten
                                                                Securities to
                        Underwriters                             be Purchased

Salomon Brothers Inc........................................      [         ]

Goldman, Sachs & Co.........................................      [         ]

Montgomery Securities.......................................      [         ]

Raymond James & Associates..................................      [         ]

     Total..................................................        5,337,786
                                                                    =========

                                   SCHEDULE II

                              Selling Stockholders

                                                                       SHARES
                                                                      SUBJECT
                                                                      TO OVER-
                                          UNDERWRITTEN               ALLOTMENT
NAME(S)                                      SHARES                    OPTION

William S. Boyd                              142,786                   30,000

Marianne Boyd Johnson                        180,000                   20,000

William R. Boyd                              180,000                   20,000

Perry B. Whitt                               100,000                   10,000

Robert Boughner                              150,000                   25,000

Charles L. Ruthe                             300,000                   --

Ellis Landau                                 125,000                   25,000

Samuel J. Boyd                               100,000                   --

Gregory W. Nelson                             20,000                   --

Al Garbian                                    40,000                   --



TOTAL:                                       1,337,786                 130,000